EXHIBIT 10.29




THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE COMMISSION





                          SECOND AMENDMENT TO AGREEMENT
                            DATED SEPTEMBER 24, 1998
                   BETWEEN C3, INC. AND JOHN M. BACHMAN, INC.




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                          SECOND AMENDMENT TO AGREEMENT



      THIS SECOND AMENDMENT TO AGREEMENT (this "Amendment") is entered into as of September 28, 1998 by and among C3, INC., a North Carolina corporation ("C3"), JOHN M. BACHMAN, INC. ("JMB").

                              Statement of Purpose

      C3 and JMB entered into an Agreement dated September 24, 1997 (the "Agreement") to formalize the terms upon which JMB will cut moissanite gemstones for C3 and a First Amendment to the Agreement dated March 23, 1998 (the "First Amendment"). C3 and JMB now desire to amend the Agreement to provide additional expansion funds to JMB, to provide for JMB to perform certain preform identification and finished gemstone grading services, to extend the term of the Agreement and to adjust the per piece cutting charges as set forth below.

      Therefore, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Additional Expansion Funds. Within 3 business days after the date of this Amendment, C3 will advance to JMB by certified check delivered to the address set forth in Section 7 of the Agreement, additional expansion funds in the amount of *******, which will make the total expansion funds advances by C3 equal ******* (the "Expansion Funds"), which funds will be utilized by JMB solely to expand its affiliate's production facility and procure additional equipment and labor as needed to enable JMB and its affiliate to satisfy the production volumes contemplated by the Agreement. The entire amount of the Expansion Funds will be an advance against production charges payable by C3 pursuant to Section 2, below, and C3 will be credited against production charges for the entire amount of the Expansion Funds pursuant to Section 2, below.

      2. Cutting Charges. Beginning with the invoice reflecting cutting services provided by JMB from and after C3 PO # 10730, C3 will pay JMB for Moissanite Gemstone cutting services at rates as set forth on Exhibit A hereto and the amount payable to JMB by C3 reflected on each invoice will be reduced by 25% until the aggregate amount of such reductions prior to and after this Amendment equals ******* and C3 has received full credit against production charges for the amount of the Expansion Funds. In all other respects the cutting charges and payment procedures in the Agreement and the First Amendment are hereby confirmed.


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      3. Extension of Term. The initial term of the Agreement will be extended from the date first set forth in the Agreement through December 31, 2000, however, C3 may terminate the Agreement at any time after January 1, 2000 with 90 days prior written notice.

      4. Production Procedures: Standards

         a. JMB or its affiliate will determine the proper table orientation for each gemstone based on the shape of the gemstone preform provided by C3. C3 will have the right to deduct from the payment of each invoice the cutting charges related to any gemstones that are not cut with the appropriate table orientation.

         b. Based on the current and anticipated requirement for the production of a higher percentage of gemstones larger than *** mm in size than contemplated in the Agreement, the monthly production volumes (in finished pieces) will be as follows:

                  Sep 1998          ********
                  Oct 1998          ********
                  Nov 1998          ********
                  Dec 1998          ********
                  Jan 1999          ********
                  Feb 1999          ********
                  Mar-Dec 2000      ********

         c. JMB or its affiliate will separate the finished gemstones by millimeter size of the girdle of the gemstone and will further separate the gemstones by the clarity grade using the master stone set and written instructions previously provided.

         d. In all other respects the production procedures and standards in the Agreement and the First Amendment are hereby confirmed.


      5. Confirmation of Agreement. In all other respects the parties hereto confirm the terms of the Agreement and the First Amendment. JMB will obtain in writing, and provide to C3, the consent of its affiliate to be bound by the terms of this Amendment.

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      IN WITNESS WHEREOF, each of the parties has executed and delivered this
Amendment by its duly authorized officer, as of the date first above written.

                                    C3, INC.

                                    By:  /s/ Robert S. Thomas
                                       --------------------------
                                    Name:    Robert S. Thomas
                                       --------------------------
                                    Title:   President
                                       --------------------------

                                    JOHN M. BACHMAN, INC.

                                    By:  /s/ John M. Bachman
                                       --------------------------
                                    Name:    John M. Bachman
                                       --------------------------
                                    Title:   President
                                       --------------------------


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                                    EXHIBIT A

                      [On John M. Bachman, Inc. Letterhead]



September 23, 1998

Attention:  Earl Hines c/o C3, Inc.
Fax         919-468-0486

Dear Earl,

      I communicated with Robits and Chris, and we have agreed to revise the rates. Please call when you have looked over them so I can finalize the proposal.

Best regards,



For Rounds and Squares:

----------------------------
Size in mm       Per Price
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------
********          *******
----------------------------

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IS DENOTED HEREIN BY ********

For average dimensions of ******** mm and under.

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Shape                                    Add to Above Rates:
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Oval and Baguette                        ********
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Marquise, Pear and Princess              ********
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Trillion                                 ********
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Heart and Tapered Baguette               ********
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For average dimensions over ******** mm:

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Shape                                          Total Charge
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Round and Square                               ********
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Oval, Baguette, Marquise, Pear, Princess and
Trillion                                       ********
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Heart and Tapered Baguette                     ********
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